                                                                   EXHIBIT 10.20


                                                                     No.



THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS COVERING SUCH SECURITIES OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS.

                                G. I. JOE'S, INC.

                          9% SUBORDINATED NOTE DUE 2008

$                                                               Portland, Oregon
                                                                     May 4, 1998

     G. I. JOE'S, INC., an Oregon corporation (the "Company"), for value received hereby promises to pay-to or its registered assigns (the "Holder"), the sum of DOLLARS ($100,000), or such lesser amount as shall then equal the outstanding principal amount hereof and any unpaid accrued interest hereon, as set forth below, on May 1, 2008 ("Maturity Date"). Payment for all amounts due hereunder shall be made by mail to the registered address of the Holder, or, if requested in writing by the Holder, by wire transfer in accordance with the Holder's instructions. This Note is issued in connection with the transactions described in that certain Note Purchase Agreement dated the date hereof, by and among the Company and the Purchasers described therein, as the same may be amended, modified or supplemented from time to time (the "Note Purchase Agreement"). The Holder is subject to certain restrictions, and is entitled to certain rights and privileges, set forth in the Note Purchase Agreement. This
Note is one of the Notes referred to as the "Notes" in the Note Purchase Agreement.

                                                                           No. 1


THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS COVERING SUCH SECURITIES OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS.

                                G. I. JOE'S, INC.

                          9% SUBORDINATED NOTE DUE 2008

$100,000                                                        Portland, Oregon
                                                                     May 4, 1998

     G. I. JOE'S, INC., an Oregon corporation (the "Company"), for value received hereby promises to pay-to JAMES Q. AND MARION M. JOHNSON or its registered assigns (the "Holder"), the sum of ONE HUNDRED THOUSAND DOLLARS ($100,000), or such lesser amount as shall then equal the outstanding principal amount hereof and any unpaid accrued interest hereon, as set forth below, on May 1, 2008 ("Maturity Date"). Payment for all amounts due hereunder shall be made by mail to the registered address of the Holder, or, if requested in writing by the Holder, by wire transfer in accordance with the Holder's instructions. This
Note is issued in connection with the transactions described in that certain Note Purchase Agreement dated the date hereof, by and among the Company and the Purchasers described therein, as the same may be amended, modified or supplemented from time to time (the "Note Purchase Agreement"). The Holder is subject to certain restrictions, and is entitled to certain rights and privileges, set forth in the Note Purchase Agreement. This Note is one of the Notes referred to as the "Notes" in the Note Purchase Agreement.

                                                                           No. 2



THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS COVERING SUCH SECURITIES OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS.

                                G. I. JOE'S, INC.

                          9% SUBORDINATED NOTE DUE 2008

$100,000                                                        Portland, Oregon
                                                                     May 4, 1998

     G. I. JOE'S, INC., an Oregon corporation (the "Company"), for value received hereby promises to pay-to GARY J. AND CHRISTINE C. ROOD or its registered assigns (the "Holder"), the sum of ONE HUNDRED THOUSAND DOLLARS ($100,000), or such lesser amount as shall then equal the outstanding principal amount hereof and any unpaid accrued interest hereon, as set forth below, on May 1, 2008 ("Maturity Date"). Payment for all amounts due hereunder shall be made by mail to the registered address of the Holder, or, if requested in writing by the Holder, by wire transfer in accordance with the Holder's instructions. This
Note is issued in connection with the transactions described in that certain Note Purchase Agreement dated the date hereof, by and among the Company and the Purchasers described therein, as the same may be amended, modified or supplemented from time to time (the "Note Purchase Agreement"). The Holder is subject to certain restrictions, and is entitled to certain rights and privileges, set forth in the Note Purchase Agreement. This Note is one of the Notes referred to as the "Notes" in the Note Purchase Agreement.

                                                                           No. 3



THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS COVERING SUCH SECURITIES OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS.

                                G. I. JOE'S, INC.

                          9% SUBORDINATED NOTE DUE 2008

$1,000,000                                                      Portland, Oregon
                                                                     May 4, 1998

     G. I. JOE'S, INC., an Oregon corporation (the "Company"), for value received hereby promises to pay-to CLIFFORD V. AARON or its registered assigns (the "Holder"), the sum of ONE MILLION DOLLARS ($1,000,000), or such lesser amount as shall then equal the outstanding principal amount hereof and any unpaid accrued interest hereon, as set forth below, on May 1, 2008 ("Maturity Date"). Payment for all amounts due hereunder shall be made by mail to the registered address of the Holder, or, if requested in writing by the Holder, by wire transfer in accordance with the Holder's instructions. This Note is issued in connection with the transactions described in that certain Note Purchase Agreement dated the date hereof, by and among the Company and the Purchasers described therein, as the same may be amended, modified or supplemented from time to time (the "Note Purchase Agreement"). The Holder is subject to certain restrictions, and is entitled to certain rights and privileges, set forth in the Note Purchase Agreement. This Note is one of the Notes referred to as the "Notes" in the Note Purchase Agreement.

                                                                           No. 4



THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS COVERING SUCH SECURITIES OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS.

                                G. I. JOE'S, INC.

                          9% SUBORDINATED NOTE DUE 2008

$100,000                                                        Portland, Oregon
                                                                     May 4, 1998

     G. I. JOE'S, INC., an Oregon corporation (the "Company"), for value received hereby promises to pay-to DOUBLE TEN ENTERPRISES LIMITED PARTNERSHIP or its registered assigns (the "Holder"), the sum of ONE HUNDRED THOUSAND DOLLARS ($100,000), or such lesser amount as shall then equal the outstanding principal amount hereof and any unpaid accrued interest hereon, as set forth below, on May 1, 2008 ("Maturity Date"). Payment for all amounts due hereunder shall be made by mail to the registered address of the Holder, or, if requested in writing by the Holder, by wire transfer in accordance with the Holder's instructions. This
Note is issued in connection with the transactions described in that certain Note Purchase Agreement dated the date hereof, by and among the Company and the Purchasers described therein, as the same may be amended, modified or supplemented from time to time (the "Note Purchase Agreement"). The Holder is subject to certain restrictions, and is entitled to certain rights and privileges, set forth in the Note Purchase Agreement. This Note is one of the Notes referred to as the "Notes" in the Note Purchase Agreement.

                                                                           No. 5



THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS COVERING SUCH SECURITIES OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS.

                                G. I. JOE'S, INC.

                          9% SUBORDINATED NOTE DUE 2008

$25,000                                                         Portland, Oregon
                                                                     May 4, 1998

     G. I. JOE'S, INC., an Oregon corporation (the "Company"), for value received hereby promises to pay-to GLORIA D. SETTLEMIER or its registered assigns (the "Holder"), the sum of TWENTY-FIVE THOUSAND DOLLARS ($25,000), or such lesser amount as shall then equal the outstanding principal amount hereof and any unpaid accrued interest hereon, as set forth below, on May 1, 2008 ("Maturity Date"). Payment for all amounts due hereunder shall be made by mail to the registered address of the Holder, or, if requested in writing by the Holder, by wire transfer in accordance with the Holder's instructions. This Note is issued in connection with the transactions described in that certain Note Purchase Agreement dated the date hereof, by and among the Company and the Purchasers described therein, as the same may be amended, modified or supplemented from time to time (the "Note Purchase Agreement"). The Holder is subject to certain restrictions, and is entitled to certain rights and privileges, set forth in the Note Purchase Agreement. This Note is one of the Notes referred to as the "Notes" in the Note Purchase Agreement.

                                                                           No. 6



THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS COVERING SUCH SECURITIES OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS.

                                G. I. JOE'S, INC.

                          9% SUBORDINATED NOTE DUE 2008

$40,000                                                         Portland, Oregon
                                                                     May 4, 1998

     G. I. JOE'S, INC., an Oregon corporation (the "Company"), for value received hereby promises to pay-to KERRI MOOS or its registered assigns (the "Holder"), the sum of FORTY THOUSAND DOLLARS ($40,000), or such lesser amount as shall then equal the outstanding principal amount hereof and any unpaid accrued interest hereon, as set forth below, on May 1, 2008 ("Maturity Date"). Payment for all amounts due hereunder shall be made by mail to the registered address of the Holder, or, if requested in writing by the Holder, by wire transfer in accordance with the Holder's instructions. This Note is issued in connection with the transactions described in that certain Note Purchase Agreement dated the date hereof, by and among the Company and the Purchasers described therein, as the same may be amended, modified or supplemented from time to time (the "Note Purchase Agreement"). The Holder is subject to certain restrictions, and is entitled to certain rights and privileges, set forth in the Note Purchase Agreement. This Note is one of the Notes referred to as the "Notes" in the Note Purchase Agreement.

                                                                           No. 7



THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS COVERING SUCH SECURITIES OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS.

                                G. I. JOE'S, INC.

                          9% SUBORDINATED NOTE DUE 2008

$50,000                                                         Portland, Oregon
                                                                     May 4, 1998


     G. I. JOE'S, INC., an Oregon corporation (the "Company"), for value received hereby promises to pay-to THOMAS M. VAN DOMELEN or its registered assigns (the "Holder"), the sum of FIFTY THOUSAND DOLLARS ($50,000), or such lesser amount as shall then equal the outstanding principal amount hereof and any unpaid accrued interest hereon, as set forth below, on May 1, 2008 ("Maturity Date"). Payment for all amounts due hereunder shall be made by mail to the registered address of the Holder, or, if requested in writing by the Holder, by wire transfer in accordance with the Holder's instructions. This Note is issued in connection with the transactions described in that certain Note Purchase Agreement dated the date hereof, by and among the Company and the Purchasers described therein, as the same may be amended, modified or supplemented from time to time (the "Note Purchase Agreement"). The Holder is subject to certain restrictions, and is entitled to certain rights and privileges, set forth in the Note Purchase Agreement. This Note is one of the Notes referred to as the "Notes" in the Note Purchase Agreement.

                                                                           No. 8



THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS COVERING SUCH SECURITIES OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS.

                                G. I. JOE'S, INC.

                          9% SUBORDINATED NOTE DUE 2008

$50,000                                                         Portland, Oregon
                                                                     May 4, 1998

     G. I. JOE'S, INC., an Oregon corporation (the "Company"), for value received hereby promises to pay-to ALAN A. JOCHIM or its registered assigns (the "Holder"), the sum of FIFTY THOUSAND DOLLARS ($50,000), or such lesser amount as shall then equal the outstanding principal amount hereof and any unpaid accrued interest hereon, as set forth below, on May 1, 2008 ("Maturity Date"). Payment for all amounts due hereunder shall be made by mail to the registered address of the Holder, or, if requested in writing by the Holder, by wire transfer in accordance with the Holder's instructions. This Note is issued in connection with the transactions described in that certain Note Purchase Agreement dated the date hereof, by and among the Company and the Purchasers described therein, as the same may be amended, modified or supplemented from time to time (the "Note Purchase Agreement"). The Holder is subject to certain restrictions, and is entitled to certain rights and privileges, set forth in the Note Purchase Agreement. This Note is one of the Notes referred to as the "Notes" in the Note Purchase Agreement.

                                                                           No. 9



THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS COVERING SUCH SECURITIES OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS.

                                G. I. JOE'S, INC.

                          9% SUBORDINATED NOTE DUE 2008

$150,000                                                        Portland, Oregon
                                                                     May 4, 1998

     G. I. JOE'S, INC., an Oregon corporation (the "Company"), for value received hereby promises to pay-to DOUGLAS R. MCENRY or its registered assigns (the "Holder"), the sum of ONE HUNDRED FIFTY THOUSAND DOLLARS ($150,000), or such lesser amount as shall then equal the outstanding principal amount hereof and any unpaid accrued interest hereon, as set forth below, on May 1, 2008 ("Maturity Date"). Payment for all amounts due hereunder shall be made by mail to the registered address of the Holder, or, if requested in writing by the Holder, by wire transfer in accordance with the Holder's instructions. This Note is issued in connection with the transactions described in that certain Note Purchase Agreement dated the date hereof, by and among the Company and the Purchasers described therein, as the same may be amended, modified or supplemented from time to time (the "Note Purchase Agreement"). The Holder is subject to certain restrictions, and is entitled to certain rights and privileges, set forth in the Note Purchase Agreement. This Note is one of the Notes referred to as the "Notes" in the Note Purchase Agreement.

                                                                          No. 10



THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS COVERING SUCH SECURITIES OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS.

                                G. I. JOE'S, INC.

                          9% SUBORDINATED NOTE DUE 2008

$150,000                                                        Portland, Oregon
                                                                     May 4, 1998

         G. I. JOE'S, INC., an Oregon corporation (the "Company"), for value received hereby promises to pay-to DANIEL & DEBRA MCENRY or its registered assigns (the "Holder"), the sum of ONE HUNDRED FIFTY THOUSAND DOLLARS ($150,000), or such lesser amount as shall then equal the outstanding principal amount hereof and any unpaid accrued interest hereon, as set forth below, on May 1, 2008 ("Maturity Date"). Payment for all amounts due hereunder shall be made by mail to the registered address of the Holder, or, if requested in writing by the Holder, by wire transfer in accordance with the Holder's instructions. This
Note is issued in connection with the transactions described in that certain Note Purchase Agreement dated the date hereof, by and among the Company and the Purchasers described therein, as the same may be amended, modified or supplemented from time to time (the "Note Purchase Agreement"). The Holder is subject to certain restrictions, and is entitled to certain rights and privileges, set forth in the Note Purchase Agreement. This Note is one of the Notes referred to as the "Notes" in the Note Purchase Agreement.

                                                                          No. 11



THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS COVERING SUCH SECURITIES OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS.

                                G. I. JOE'S, INC.

                          9% SUBORDINATED NOTE DUE 2008

$50,000                                                         Portland, Oregon
                                                                     May 4, 1998

     G. I. JOE'S, INC., an Oregon corporation (the "Company"), for value received hereby promises to pay-to RUDY AND PATTI FASCELL or its registered assigns (the "Holder"), the sum of FIFTY THOUSAND DOLLARS ($50,000), or such lesser amount as shall then equal the outstanding principal amount hereof and any unpaid accrued interest hereon, as set forth below, on May 1, 2008 ("Maturity Date"). Payment for all amounts due hereunder shall be made by mail to the registered address of the Holder, or, if requested in writing by the Holder, by wire transfer in accordance with the Holder's instructions. This Note is issued in connection with the transactions described in that certain Note Purchase Agreement dated the date hereof, by and among the Company and the Purchasers described therein, as the same may be amended, modified or supplemented from time to time (the "Note Purchase Agreement"). The Holder is subject to certain restrictions, and is entitled to certain rights and privileges, set forth in the Note Purchase Agreement. This Note is one of the Notes referred to as the "Notes" in the Note Purchase Agreement.

                                                                          No. 12



THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS COVERING SUCH SECURITIES OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS.

                                G. I. JOE'S, INC.

                          9% SUBORDINATED NOTE DUE 2008

$50,000                                                         Portland, Oregon
                                                                     May 4, 1998

     G. I. JOE'S, INC., an Oregon corporation (the "Company"), for value received hereby promises to pay-to GORDON HARRIS or its registered assigns (the "Holder"), the sum of FIFTY THOUSAND DOLLARS ($50,000), or such lesser amount as shall then equal the outstanding principal amount hereof and any unpaid accrued interest hereon, as set forth below, on May 1, 2008 ("Maturity Date"). Payment for all amounts due hereunder shall be made by mail to the registered address of the Holder, or, if requested in writing by the Holder, by wire transfer in accordance with the Holder's instructions. This Note is issued in connection with the transactions described in that certain Note Purchase Agreement dated the date hereof, by and among the Company and the Purchasers described therein, as the same may be amended, modified or supplemented from time to time (the "Note Purchase Agreement"). The Holder is subject to certain restrictions, and is entitled to certain rights and privileges, set forth in the Note Purchase Agreement. This Note is one of the Notes referred to as the "Notes" in the Note Purchase Agreement.

                                                                          No. 13



THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS COVERING SUCH SECURITIES OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS.

                                G. I. JOE'S, INC.

                          9% SUBORDINATED NOTE DUE 2008

$1,250,000                                                      Portland, Oregon
                                                                     May 4, 1998

     G. I. JOE'S, INC., an Oregon corporation (the "Company"), for value received hereby promises to pay-to WAYNE M. HAMERSLY or its registered assigns (the "Holder"), the sum of ONE MILLION TWO HUNDRED FIFTY THOUSAND DOLLARS ($1,250,000), or such lesser amount as shall then equal the outstanding principal amount hereof and any unpaid accrued interest hereon, as set forth below, on May 1, 2008 ("Maturity Date"). Payment for all amounts due hereunder shall be made by mail to the registered address of the Holder, or, if requested in writing by the Holder, by wire transfer in accordance with the Holder's instructions. This Note is issued in connection with the transactions described in that certain Note Purchase Agreement dated the date hereof, by and among the Company and the Purchasers described therein, as the same may be amended, modified or supplemented from time to time (the "Note Purchase Agreement"). The Holder is subject to certain restrictions, and is entitled to certain rights and privileges, set forth in the Note Purchase Agreement. This Note is one of the Notes referred to as the "Notes" in the Note Purchase Agreement.

                                                                          No. 14



THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS COVERING SUCH SECURITIES OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS.

                                G. I. JOE'S, INC.

                          9% SUBORDINATED NOTE DUE 2008

$450,000                                                        Portland, Oregon
                                                                     May 4, 1998

     G. I. JOE'S, INC., an Oregon corporation (the "Company"), for value received hereby promises to pay-to PEREGRINE CAPITAL, INC. or its registered assigns (the "Holder"), the sum of FOUR HUNDRED FIFTY THOUSAND DOLLARS ($450,000), or such lesser amount as shall then equal the outstanding principal amount hereof and any unpaid accrued interest hereon, as set forth below, on May 1, 2008 ("Maturity Date"). Payment for all amounts due hereunder shall be made by mail to the registered address of the Holder, or, if requested in writing by the Holder, by wire transfer in accordance with the Holder's instructions. This
Note is issued in connection with the transactions described in that certain Note Purchase Agreement dated the date hereof, by and among the Company and the Purchasers described therein, as the same may be amended, modified or supplemented from time to time (the "Note Purchase Agreement"). The Holder is subject to certain restrictions, and is entitled to certain rights and privileges, set forth in the Note Purchase Agreement. This Note is one of the Notes referred to as the "Notes" in the Note Purchase Agreement.

                                                                          No. 15



THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS COVERING SUCH SECURITIES OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS.

                                G. I. JOE'S, INC.

                          9% SUBORDINATED NOTE DUE 2008

$100,000                                                        Portland, Oregon
                                                                     May 4, 1998


     G. I. JOE'S, INC., an Oregon corporation (the "Company"), for value received hereby promises to pay-to JACOB KRYSZEK or its registered assigns (the "Holder"), the sum of ONE HUNDRED THOUSAND DOLLARS ($100,000), or such lesser amount as shall then equal the outstanding principal amount hereof and any unpaid accrued interest hereon, as set forth below, on May 1, 2008 ("Maturity Date"). Payment for all amounts due hereunder shall be made by mail to the registered address of the Holder, or, if requested in writing by the Holder, by wire transfer in accordance with the Holder's instructions. This Note is issued in connection with the transactions described in that certain Note Purchase Agreement dated the date hereof, by and among the Company and the Purchasers described therein, as the same may be amended, modified or supplemented from time to time (the "Note Purchase Agreement"). The Holder is subject to certain restrictions, and is entitled to certain rights and privileges, set forth in the Note Purchase Agreement. This Note is one of the Notes referred to as the "Notes" in the Note Purchase Agreement.

                                                                          No. 16



THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS COVERING SUCH SECURITIES OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS.

                                G. I. JOE'S, INC.

                          9% SUBORDINATED NOTE DUE 2008

$75,000                                                         Portland, Oregon
                                                                     May 4, 1998

     G. I. JOE'S, INC., an Oregon corporation (the "Company"), for value received hereby promises to pay-to WILLIAM GREELEY or its registered assigns (the "Holder"), the sum of SEVENTY-FIVE THOUSAND DOLLARS ($75,000), or such lesser amount as shall then equal the outstanding principal amount hereof and any unpaid accrued interest hereon, as set forth below, on May 1, 2008 ("Maturity Date"). Payment for all amounts due hereunder shall be made by mail to the registered address of the Holder, or, if requested in writing by the Holder, by wire transfer in accordance with the Holder's instructions. This Note is issued in connection with the transactions described in that certain Note Purchase Agreement dated the date hereof, by and among the Company and the Purchasers described therein, as the same may be amended, modified or supplemented from time to time (the "Note Purchase Agreement"). The Holder is subject to certain restrictions, and is entitled to certain rights and privileges, set forth in the Note Purchase Agreement. This Note is one of the Notes referred to as the "Notes" in the Note Purchase Agreement.

                                                                          No. 17



THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS COVERING SUCH SECURITIES OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS.

                                G. I. JOE'S, INC.

                          9% SUBORDINATED NOTE DUE 2008

$20,000                                                         Portland, Oregon
                                                                     May 4, 1998

     G. I. JOE'S, INC., an Oregon corporation (the "Company"), for value received hereby promises to pay-to CONNIE SHALU or its registered assigns (the "Holder"), the sum of TWENTY THOUSAND DOLLARS ($20,000), or such lesser amount as shall then equal the outstanding principal amount hereof and any unpaid accrued interest hereon, as set forth below, on May 1, 2008 ("Maturity Date"). Payment for all amounts due hereunder shall be made by mail to the registered address of the Holder, or, if requested in writing by the Holder, by wire transfer in accordance with the Holder's instructions. This Note is issued in connection with the transactions described in that certain Note Purchase Agreement dated the date hereof, by and among the Company and the Purchasers described therein, as the same may be amended, modified or supplemented from time to time (the "Note Purchase Agreement"). The Holder is subject to certain restrictions, and is entitled to certain rights and privileges, set forth in the Note Purchase Agreement. This Note is one of the Notes referred to as the "Notes" in the Note Purchase Agreement.

                                                                          No. 18



THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS COVERING SUCH SECURITIES OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS.

                                G. I. JOE'S, INC.

                          9% SUBORDINATED NOTE DUE 2008

$100,000                                                        Portland, Oregon
                                                                     May 4, 1998

     G. I. JOE'S, INC., an Oregon corporation (the "Company"), for value received hereby promises to pay-to RON WYSASKE or its registered assigns (the "Holder"), the sum of ONE HUNDRED THOUSAND DOLLARS ($100,000), or such lesser amount as shall then equal the outstanding principal amount hereof and any unpaid accrued interest hereon, as set forth below, on May 1, 2008 ("Maturity Date"). Payment for all amounts due hereunder shall be made by mail to the registered address of the Holder, or, if requested in writing by the Holder, by wire transfer in accordance with the Holder's instructions. This Note is issued in connection with the transactions described in that certain Note Purchase Agreement dated the date hereof, by and among the Company and the Purchasers described therein, as the same may be amended, modified or supplemented from time to time (the "Note Purchase Agreement"). The Holder is subject to certain restrictions, and is entitled to certain rights and privileges, set forth in the Note Purchase Agreement. This Note is one of the Notes referred to as the "Notes" in the Note Purchase Agreement.

                                                                          No. 19



THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS COVERING SUCH SECURITIES OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS.

                                G. I. JOE'S, INC.

                          9% SUBORDINATED NOTE DUE 2008

$50,000                                                         Portland, Oregon
                                                                     May 4, 1998

     G. I. JOE'S, INC., an Oregon corporation (the "Company"), for value received hereby promises to pay-to PAT SHEAFFER or its registered assigns (the "Holder"), the sum of FIFTY THOUSAND DOLLARS ($50,000), or such lesser amount as shall then equal the outstanding principal amount hereof and any unpaid accrued interest hereon, as set forth below, on May 1, 2008 ("Maturity Date"). Payment for all amounts due hereunder shall be made by mail to the registered address of the Holder, or, if requested in writing by the Holder, by wire transfer in accordance with the Holder's instructions. This Note is issued in connection with the transactions described in that certain Note Purchase Agreement dated the date hereof, by and among the Company and the Purchasers described therein, as the same may be amended, modified or supplemented from time to time (the "Note Purchase Agreement"). The Holder is subject to certain restrictions, and is entitled to certain rights and privileges, set forth in the Note Purchase Agreement. This Note is one of the Notes referred to as the "Notes" in the Note Purchase Agreement.

                                                                          No. 20



THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS COVERING SUCH SECURITIES OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS.

                                G. I. JOE'S, INC.

                          9% SUBORDINATED NOTE DUE 2008

$50,000                                                         Portland, Oregon
                                                                     May 4, 1998


     G. I. JOE'S, INC., an Oregon corporation (the "Company"), for value received hereby promises to pay-to TT&L SHEET METAL, INC. PROFIT SHARING PLAN or its registered assigns (the "Holder"), the sum of FIFTY THOUSAND DOLLARS ($50,000), or such lesser amount as shall then equal the outstanding principal amount hereof and any unpaid accrued interest hereon, as set forth below, on May 1, 2008 ("Maturity Date"). Payment for all amounts due hereunder shall be made by mail to the registered address of the Holder, or, if requested in writing by the Holder, by wire transfer in accordance with the Holder's instructions. This
Note is issued in connection with the transactions described in that certain Note Purchase Agreement dated the date hereof, by and among the Company and the Purchasers described therein, as the same may be amended, modified or supplemented from time to time (the "Note Purchase Agreement"). The Holder is subject to certain restrictions, and is entitled to certain rights and privileges, set forth in the Note Purchase Agreement. This Note is one of the Notes referred to as the "Notes" in the Note Purchase Agreement.

                                                                          No. 21



THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS COVERING SUCH SECURITIES OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS.

                                G. I. JOE'S, INC.

                          9% SUBORDINATED NOTE DUE 2008

$110,000                                                        Portland, Oregon
                                                                     May 4, 1998

     G. I. JOE'S, INC., an Oregon corporation (the "Company"), for value received hereby promises to pay-to DAVID WESTCOTT or its registered assigns (the "Holder"), the sum of ONE HUNDRED TEN THOUSAND DOLLARS ($110,000), or such lesser amount as shall then equal the outstanding principal amount hereof and any unpaid accrued interest hereon, as set forth below, on May 1, 2008 ("Maturity Date"). Payment for all amounts due hereunder shall be made by mail to the registered address of the Holder, or, if requested in writing by the Holder, by wire transfer in accordance with the Holder's instructions. This Note is issued in connection with the transactions described in that certain Note Purchase Agreement dated the date hereof, by and among the Company and the Purchasers described therein, as the same may be amended, modified or supplemented from time to time (the "Note Purchase Agreement"). The Holder is subject to certain restrictions, and is entitled to certain rights and privileges, set forth in the Note Purchase Agreement. This Note is one of the Notes referred to as the "Notes" in the Note Purchase Agreement.

                                                                          No. 22



THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS COVERING SUCH SECURITIES OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS.

                                G. I. JOE'S, INC.

                          9% SUBORDINATED NOTE DUE 2008

$50,000                                                         Portland, Oregon
                                                                     May 4, 1998

     G. I. JOE'S, INC., an Oregon corporation (the "Company"), for value received hereby promises to pay-to WENDELL MANNING or its registered assigns (the "Holder"), the sum of FIFTY THOUSAND DOLLARS ($50,000), or such lesser amount as shall then equal the outstanding principal amount hereof and any unpaid accrued interest hereon, as set forth below, on May 1, 2008 ("Maturity Date"). Payment for all amounts due hereunder shall be made by mail to the registered address of the Holder, or, if requested in writing by the Holder, by wire transfer in accordance with the Holder's instructions. This Note is issued in connection with the transactions described in that certain Note Purchase Agreement dated the date hereof, by and among the Company and the Purchasers described therein, as the same may be amended, modified or supplemented from time to time (the "Note Purchase Agreement"). The Holder is subject to certain restrictions, and is entitled to certain rights and privileges, set forth in the Note Purchase Agreement. This Note is one of the Notes referred to as the "Notes" in the Note Purchase Agreement.

                                                                          No. 23



THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS COVERING SUCH SECURITIES OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS.

                                G. I. JOE'S, INC.

                          9% SUBORDINATED NOTE DUE 2008

$25,000                                                         Portland, Oregon
                                                                     May 4, 1998

     G. I. JOE'S, INC., an Oregon corporation (the "Company"), for value received hereby promises to pay-to JOHN SAVELKOUL or its registered assigns (the "Holder"), the sum of TWENTY-FIVE THOUSAND DOLLARS ($25,000), or such lesser amount as shall then equal the outstanding principal amount hereof and any unpaid accrued interest hereon, as set forth below, on May 1, 2008 ("Maturity Date"). Payment for all amounts due hereunder shall be made by mail to the registered address of the Holder, or, if requested in writing by the Holder, by wire transfer in accordance with the Holder's instructions. This Note is issued in connection with the transactions described in that certain Note Purchase Agreement dated the date hereof, by and among the Company and the Purchasers described therein, as the same may be amended, modified or supplemented from time to time (the "Note Purchase Agreement"). The Holder is subject to certain restrictions, and is entitled to certain rights and privileges, set forth in the Note Purchase Agreement. This Note is one of the Notes referred to as the "Notes" in the Note Purchase Agreement.

                                                                          No. 24



THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS COVERING SUCH SECURITIES OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS.

                                G. I. JOE'S, INC.

                          9% SUBORDINATED NOTE DUE 2008

$50,000                                                         Portland, Oregon
                                                                     May 4, 1998


     G. I. JOE'S, INC., an Oregon corporation (the "Company"), for value received hereby promises to pay-to FISERV AS CUSTODIAN FOR THE RICHARD HUEBNER IRA or its registered assigns (the "Holder"), the sum of FIFTY THOUSAND DOLLARS ($50,000), or such lesser amount as shall then equal the outstanding principal amount hereof and any unpaid accrued interest hereon, as set forth below, on May 1, 2008 ("Maturity Date"). Payment for all amounts due hereunder shall be made by mail to the registered address of the Holder, or, if requested in writing by the Holder, by wire transfer in accordance with the Holder's instructions. This
Note is issued in connection with the transactions described in that certain Note Purchase Agreement dated the date hereof, by and among the Company and the Purchasers described therein, as the same may be amended, modified or supplemented from time to time (the "Note Purchase Agreement"). The Holder is subject to certain restrictions, and is entitled to certain rights and privileges, set forth in the Note Purchase Agreement. This Note is one of the Notes referred to as the "Notes" in the Note Purchase Agreement.

                                                                          No. 25



THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS COVERING SUCH SECURITIES OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS.

                                G. I. JOE'S, INC.

                          9% SUBORDINATED NOTE DUE 2008

$25,000                                                         Portland, Oregon
                                                                     May 4, 1998

     G. I. JOE'S, INC., an Oregon corporation (the "Company"), for value received hereby promises to pay-to WILLIAM LOCKWOOD or its registered assigns (the "Holder"), the sum of TWENTY-FIVE THOUSAND DOLLARS ($25,000), or such lesser amount as shall then equal the outstanding principal amount hereof and any unpaid accrued interest hereon, as set forth below, on May 1, 2008 ("Maturity Date"). Payment for all amounts due hereunder shall be made by mail to the registered address of the Holder, or, if requested in writing by the Holder, by wire transfer in accordance with the Holder's instructions. This Note is issued in connection with the transactions described in that certain Note Purchase Agreement dated the date hereof, by and among the Company and the Purchasers described therein, as the same may be amended, modified or supplemented from time to time (the "Note Purchase Agreement"). The Holder is subject to certain restrictions, and is entitled to certain rights and privileges, set forth in the Note Purchase Agreement. This Note is one of the Notes referred to as the "Notes" in the Note Purchase Agreement.

                                                                          No. 26



THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS COVERING SUCH SECURITIES OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS.

                                G. I. JOE'S, INC.

                          9% SUBORDINATED NOTE DUE 2008

$80,000                                                         Portland, Oregon
                                                                     May 4, 1998

     G. I. JOE'S, INC., an Oregon corporation (the "Company"), for value received hereby promises to pay-to ART JOHNSTONE AND TERRI JOHNSTONE LIVING TRUST or its registered assigns (the "Holder"), the sum of EIGHTY THOUSAND DOLLARS ($80,000), or such lesser amount as shall then equal the outstanding principal amount hereof and any unpaid accrued interest hereon, as set forth below, on May 1, 2008 ("Maturity Date"). Payment for all amounts due hereunder shall be made by mail to the registered address of the Holder, or, if requested in writing by the Holder, by wire transfer in accordance with the Holder's instructions. This Note is issued in connection with the transactions described in that certain Note Purchase Agreement dated the date hereof, by and among the Company and the Purchasers described therein, as the same may be amended, modified or supplemented from time to time (the "Note Purchase Agreement"). The Holder is subject to certain restrictions, and is entitled to certain rights and privileges, set forth in the Note Purchase Agreement. This Note is one of the Notes referred to as the "Notes" in the Note Purchase Agreement.

                                                                          No. 27



THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS COVERING SUCH SECURITIES OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS.

                                G. I. JOE'S, INC.

                          9% SUBORDINATED NOTE DUE 2008

$250,000                                                        Portland, Oregon
                                                                     May 4, 1998


     G. I. JOE'S, INC., an Oregon corporation (the "Company"), for value received hereby promises to pay-to THOMAS MCCHESNEY or its registered assigns (the "Holder"), the sum of TWO HUNDRED FIFTY THOUSAND DOLLARS ($250,000), or such lesser amount as shall then equal the outstanding principal amount hereof and any unpaid accrued interest hereon, as set forth below, on May 1, 2008 ("Maturity Date"). Payment for all amounts due hereunder shall be made by mail to the registered address of the Holder, or, if requested in writing by the Holder, by wire transfer in accordance with the Holder's instructions. This Note is issued in connection with the transactions described in that certain Note Purchase Agreement dated the date hereof, by and among the Company and the Purchasers described therein, as the same may be amended, modified or supplemented from time to time (the "Note Purchase Agreement"). The Holder is subject to certain restrictions, and is entitled to certain rights and privileges, set forth in the Note Purchase Agreement. This Note is one of the Notes referred to as the "Notes" in the Note Purchase Agreement.

                                                                          No. 28



THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS COVERING SUCH SECURITIES OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS.

                                G. I. JOE'S, INC.

                          9% SUBORDINATED NOTE DUE 2008

$100,000                                                        Portland, Oregon
                                                                     May 4, 1998

     G. I. JOE'S, INC., an Oregon corporation (the "Company"), for value received hereby promises to pay-to SUMMIT CAPITAL LLC or its registered assigns (the "Holder"), the sum of ONE HUNDRED THOUSAND DOLLARS ($100,000), or such lesser amount as shall then equal the outstanding principal amount hereof and any unpaid accrued interest hereon, as set forth below, on May 1, 2008 ("Maturity Date"). Payment for all amounts due hereunder shall be made by mail to the registered address of the Holder, or, if requested in writing by the Holder, by wire transfer in accordance with the Holder's instructions. This Note is issued in connection with the transactions described in that certain Note Purchase Agreement dated the date hereof, by and among the Company and the Purchasers described therein, as the same may be amended, modified or supplemented from time to time (the "Note Purchase Agreement"). The Holder is subject to certain restrictions, and is entitled to certain rights and privileges, set forth in the Note Purchase Agreement. This Note is one of the Notes referred to as the "Notes" in the Note Purchase Agreement.

                                                                          No. 29



THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS COVERING SUCH SECURITIES OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS.

                                G. I. JOE'S, INC.

                          9% SUBORDINATED NOTE DUE 2008

$750,000                                                       Portland, Oregon
                                                                     May 4, 1998


     G. I. JOE'S, INC., an Oregon corporation (the "Company"), for value received hereby promises to pay-to TIBURON FUND LP or its registered assigns (the "Holder"), the sum of SEVEN HUNDRED FIFTY THOUSAND DOLLARS ($750,000), or such lesser amount as shall then equal the outstanding principal amount hereof and any unpaid accrued interest hereon, as set forth below, on May 1, 2008 ("Maturity Date"). Payment for all amounts due hereunder shall be made by mail to the registered address of the Holder, or, if requested in writing by the Holder, by wire transfer in accordance with the Holder's instructions. This Note is issued in connection with the transactions described in that certain Note Purchase Agreement dated the date hereof, by and among the Company and the Purchasers described therein, as the same may be amended, modified or supplemented from time to time (the "Note Purchase Agreement"). The Holder is subject to certain restrictions, and is entitled to certain rights and privileges, set forth in the Note Purchase Agreement. This Note is one of the Notes referred to as the "Notes" in the Note Purchase Agreement.

                                                                          No. 30



THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS COVERING SUCH SECURITIES OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS.

                                G. I. JOE'S, INC.

                          9% SUBORDINATED NOTE DUE 2008

$750,000                                                        Portland, Oregon
                                                                     May 4, 1998

     G. I. JOE'S, INC., an Oregon corporation (the "Company"), for value received hereby promises to pay-to SUMMIT FUND LP or its registered assigns (the "Holder"), the sum of SEVEN HUNDRED FIFTY THOUSAND DOLLARS ($750,000), or such lesser amount as shall then equal the outstanding principal amount hereof and any unpaid accrued interest hereon, as set forth below, on May 1, 2008 ("Maturity Date"). Payment for all amounts due hereunder shall be made by mail to the registered address of the Holder, or, if requested in writing by the Holder, by wire transfer in accordance with the Holder's instructions. This Note is issued in connection with the transactions described in that certain Note Purchase Agreement dated the date hereof, by and among the Company and the Purchasers described therein, as the same may be amended, modified or supplemented from time to time (the "Note Purchase Agreement"). The Holder is subject to certain restrictions, and is entitled to certain rights and privileges, set forth in the Note Purchase Agreement. This Note is one of the Notes referred to as the "Notes" in the Note Purchase Agreement.

                                                                          No. 31



THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS COVERING SUCH SECURITIES OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS.

                                G. I. JOE'S, INC.

                          9% SUBORDINATED NOTE DUE 2008

$25,000                                                         Portland, Oregon
                                                                     May 4, 1998

     G. I. JOE'S, INC., an Oregon corporation (the "Company"), for value received hereby promises to pay-to STEPHEN A. SMITH or its registered assigns (the "Holder"), the sum of TWENTY-FIVE THOUSAND DOLLARS ($25,000), or such lesser amount as shall then equal the outstanding principal amount hereof and any unpaid accrued interest hereon, as set forth below, on May 1, 2008 ("Maturity Date"). Payment for all amounts due hereunder shall be made by mail to the registered address of the Holder, or, if requested in writing by the Holder, by wire transfer in accordance with the Holder's instructions. This Note is issued in connection with the transactions described in that certain Note Purchase Agreement dated the date hereof, by and among the Company and the Purchasers described therein, as the same may be amended, modified or supplemented from time to time (the "Note Purchase Agreement"). The Holder is subject to certain restrictions, and is entitled to certain rights and privileges, set forth in the Note Purchase Agreement. This Note is one of the Notes referred to as the "Notes" in the Note Purchase Agreement.

                                                                          No. 32



THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS COVERING SUCH SECURITIES OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS.

                                G. I. JOE'S, INC.

                          9% SUBORDINATED NOTE DUE 2008

$150,000                                                        Portland, Oregon
                                                                     May 4, 1998


     G. I. JOE'S, INC., an Oregon corporation (the "Company"), for value received hereby promises to pay-to VISTA CAPITAL LLC or its registered assigns (the "Holder"), the sum of ONE HUNDRED FIFTY THOUSAND DOLLARS ($150,000), or such lesser amount as shall then equal the outstanding principal amount hereof and any unpaid accrued interest hereon, as set forth below, on May 1, 2008 ("Maturity Date"). Payment for all amounts due hereunder shall be made by mail to the registered address of the Holder, or, if requested in writing by the Holder, by wire transfer in accordance with the Holder's instructions. This Note is issued in connection with the transactions described in that certain Note Purchase Agreement dated the date hereof, by and among the Company and the Purchasers described therein, as the same may be amended, modified or supplemented from time to time (the "Note Purchase Agreement"). The Holder is subject to certain restrictions, and is entitled to certain rights and privileges, set forth in the Note Purchase Agreement. This Note is one of the Notes referred to as the "Notes" in the Note Purchase Agreement.

                                                                          No. 33



THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS COVERING SUCH SECURITIES OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS.

                                G. I. JOE'S, INC.

                          9% SUBORDINATED NOTE DUE 2008

$100,000                                                        Portland, Oregon
                                                                     May 4, 1998


     G. I. JOE'S, INC., an Oregon corporation (the "Company"), for value received hereby promises to pay-to WASHINGTON PACIFIC INC. RETIREMENT ACCOUNT or its registered assigns (the "Holder"), the sum of ONE HUNDRED THOUSAND DOLLARS ($100,000), or such lesser amount as shall then equal the outstanding principal amount hereof and any unpaid accrued interest hereon, as set forth below, on May 1, 2008 ("Maturity Date"). Payment for all amounts due hereunder shall be made by mail to the registered address of the Holder, or, if requested in writing by the Holder, by wire transfer in accordance with the Holder's instructions. This
Note is issued in connection with the transactions described in that certain Note Purchase Agreement dated the date hereof, by and among the Company and the Purchasers described therein, as the same may be amended, modified or supplemented from time to time (the "Note Purchase Agreement"). The Holder is subject to certain restrictions, and is entitled to certain rights and privileges, set forth in the Note Purchase Agreement. This Note is one of the Notes referred to as the "Notes" in the Note Purchase Agreement.

                                                                          No. 34



THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS COVERING SUCH SECURITIES OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS.

                                G. I. JOE'S, INC.

                          9% SUBORDINATED NOTE DUE 2008

$100,000                                                        Portland, Oregon
                                                                     May 4, 1998

     G. I. JOE'S, INC., an Oregon corporation (the "Company"), for value received hereby promises to pay-to LEXINGTON FINANCIAL LLC or its registered assigns (the "Holder"), the sum of ONE HUNDRED THOUSAND DOLLARS ($100,000), or such lesser amount as shall then equal the outstanding principal amount hereof and any unpaid accrued interest hereon, as set forth below, on May 1, 2008 ("Maturity Date"). Payment for all amounts due hereunder shall be made by mail to the registered address of the Holder, or, if requested in writing by the Holder, by wire transfer in accordance with the Holder's instructions. This Note is issued in connection with the transactions described in that certain Note Purchase Agreement dated the date hereof, by and among the Company and the Purchasers described therein, as the same may be amended, modified or supplemented from time to time (the "Note Purchase Agreement"). The Holder is subject to certain restrictions, and is entitled to certain rights and privileges, set forth in the Note Purchase Agreement. This Note is one of the Notes referred to as the "Notes" in the Note Purchase Agreement.

                                                                          No. 35



THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS COVERING SUCH SECURITIES OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS.

                                G. I. JOE'S, INC.

                          9% SUBORDINATED NOTE DUE 2008

$200,000                                                        Portland, Oregon
                                                                     May 4, 1998

     G. I. JOE'S, INC., an Oregon corporation (the "Company"), for value received hereby promises to pay-to BISON INVESTORS TRUST or its registered assigns (the "Holder"), the sum of TWO HUNDRED THOUSAND DOLLARS ($200,000), or such lesser amount as shall then equal the outstanding principal amount hereof and any unpaid accrued interest hereon, as set forth below, on May 1, 2008 ("Maturity Date"). Payment for all amounts due hereunder shall be made by mail to the registered address of the Holder, or, if requested in writing by the Holder, by wire transfer in accordance with the Holder's instructions. This Note is issued in connection with the transactions described in that certain Note Purchase Agreement dated the date hereof, by and among the Company and the Purchasers described therein, as the same may be amended, modified or supplemented from time to time (the "Note Purchase Agreement"). The Holder is subject to certain restrictions, and is entitled to certain rights and privileges, set forth in the Note Purchase Agreement. This Note is one of the Notes referred to as the "Notes" in the Note Purchase Agreement.

                                                                          No. 36



THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS COVERING SUCH SECURITIES OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS.

                                G. I. JOE'S, INC.

                          9% SUBORDINATED NOTE DUE 2008

$50,000                                                         Portland, Oregon
                                                                     May 4, 1998

     G. I. JOE'S, INC., an Oregon corporation (the "Company"), for value received hereby promises to pay-to DEANNE EAKIN or its registered assigns (the "Holder"), the sum of FIFTY THOUSAND DOLLARS ($50,000), or such lesser amount as shall then equal the outstanding principal amount hereof and any unpaid accrued interest hereon, as set forth below, on May 1, 2008 ("Maturity Date"). Payment for all amounts due hereunder shall be made by mail to the registered address of the Holder, or, if requested in writing by the Holder, by wire transfer in accordance with the Holder's instructions. This Note is issued in connection with the transactions described in that certain Note Purchase Agreement dated the date hereof, by and among the Company and the Purchasers described therein, as the same may be amended, modified or supplemented from time to time (the "Note Purchase Agreement"). The Holder is subject to certain restrictions, and is entitled to certain rights and privileges, set forth in the Note Purchase Agreement. This Note is one of the Notes referred to as the "Notes" in the Note Purchase Agreement.

                                                                          No. 37



THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS COVERING SUCH SECURITIES OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS.

                                G. I. JOE'S, INC.

                          9% SUBORDINATED NOTE DUE 2008

$200,000                                                        Portland, Oregon
                                                                     May 4, 1998

     G. I. JOE'S, INC., an Oregon corporation (the "Company"), for value received hereby promises to pay-to DAVE NELSON AND ASSOCIATES or its registered assigns (the "Holder"), the sum of TWO HUNDRED THOUSAND DOLLARS ($200,000), or such lesser amount as shall then equal the outstanding principal amount hereof and any unpaid accrued interest hereon, as set forth below, on May 1, 2008 ("Maturity Date"). Payment for all amounts due hereunder shall be made by mail to the registered address of the Holder, or, if requested in writing by the Holder, by wire transfer in accordance with the Holder's instructions. This Note is issued in connection with the transactions described in that certain Note Purchase Agreement dated the date hereof, by and among the Company and the Purchasers described therein, as the same may be amended, modified or supplemented from time to time (the "Note Purchase Agreement"). The Holder is subject to certain restrictions, and is entitled to certain rights and privileges, set forth in the Note Purchase Agreement. This Note is one of the Notes referred to as the "Notes" in the Note Purchase Agreement.

                                                                          No. 38



THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS COVERING SUCH SECURITIES OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS.

                                G. I. JOE'S, INC.

                          9% SUBORDINATED NOTE DUE 2008

$100,000                                                        Portland, Oregon
                                                                     May 4, 1998

     G. I. JOE'S, INC., an Oregon corporation (the "Company"), for value received hereby promises to pay-to MILDRED M. PRATT or its registered assigns (the "Holder"), the sum of ONE HUNDRED THOUSAND DOLLARS ($100,000), or such lesser amount as shall then equal the outstanding principal amount hereof and any unpaid accrued interest hereon, as set forth below, on May 1, 2008 ("Maturity Date"). Payment for all amounts due hereunder shall be made by mail to the registered address of the Holder, or, if requested in writing by the Holder, by wire transfer in accordance with the Holder's instructions. This Note is issued in connection with the transactions described in that certain Note Purchase Agreement dated the date hereof, by and among the Company and the Purchasers described therein, as the same may be amended, modified or supplemented from time to time (the "Note Purchase Agreement"). The Holder is subject to certain restrictions, and is entitled to certain rights and privileges, set forth in the Note Purchase Agreement. This Note is one of the Notes referred to as the "Notes" in the Note Purchase Agreement.

                                                                          No. 39



THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS COVERING SUCH SECURITIES OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS.

                                G. I. JOE'S, INC.

                          9% SUBORDINATED NOTE DUE 2008

$100,000                                                        Portland, Oregon
                                                                     May 4, 1998


     G. I. JOE'S, INC., an Oregon corporation (the "Company"), for value received hereby promises to pay-to HERBERT L. NEWMARK or its registered assigns (the "Holder"), the sum of ONE HUNDRED THOUSAND DOLLARS ($100,000), or such lesser amount as shall then equal the outstanding principal amount hereof and any unpaid accrued interest hereon, as set forth below, on May 1, 2008 ("Maturity Date"). Payment for all amounts due hereunder shall be made by mail to the registered address of the Holder, or, if requested in writing by the Holder, by wire transfer in accordance with the Holder's instructions. This Note is issued in connection with the transactions described in that certain Note Purchase Agreement dated the date hereof, by and among the Company and the Purchasers described therein, as the same may be amended, modified or supplemented from time to time (the "Note Purchase Agreement"). The Holder is subject to certain restrictions, and is entitled to certain rights and privileges, set forth in the Note Purchase Agreement. This Note is one of the Notes referred to as the "Notes" in the Note Purchase Agreement.

                                                                          No. 40



THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS COVERING SUCH SECURITIES OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS.

                                G. I. JOE'S, INC.

                          9% SUBORDINATED NOTE DUE 2008

$80,000                                                         Portland, Oregon
                                                                     May 4, 1998

     G. I. JOE'S, INC., an Oregon corporation (the "Company"), for value received hereby promises to pay-to MERLE MANNING or its registered assigns (the "Holder"), the sum of EIGHTY THOUSAND DOLLARS ($80,000), or such lesser amount as shall then equal the outstanding principal amount hereof and any unpaid accrued interest hereon, as set forth below, on May 1, 2008 ("Maturity Date"). Payment for all amounts due hereunder shall be made by mail to the registered address of the Holder, or, if requested in writing by the Holder, by wire transfer in accordance with the Holder's instructions. This Note is issued in connection with the transactions described in that certain Note Purchase Agreement dated the date hereof, by and among the Company and the Purchasers described therein, as the same may be amended, modified or supplemented from time to time (the "Note Purchase Agreement"). The Holder is subject to certain restrictions, and is entitled to certain rights and privileges, set forth in the Note Purchase Agreement. This Note is one of the Notes referred to as the "Notes" in the Note Purchase Agreement.

                                                                          No. 41



THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS COVERING SUCH SECURITIES OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS.

                                G. I. JOE'S, INC.

                          9% SUBORDINATED NOTE DUE 2008

$50,000                                                         Portland, Oregon
                                                                     May 4, 1998

     G. I. JOE'S, INC., an Oregon corporation (the "Company"), for value received hereby promises to pay-to RICHARD SCHWARTZ AND MARCY S. SCHWARTZ AS TENANTS IN COMMON or its registered assigns (the "Holder"), the sum of FIFTY THOUSAND DOLLARS ($50,000), or such lesser amount as shall then equal the outstanding principal amount hereof and any unpaid accrued interest hereon, as set forth below, on May 1, 2008 ("Maturity Date"). Payment for all amounts due hereunder shall be made by mail to the registered address of the Holder, or, if requested in writing by the Holder, by wire transfer in accordance with the Holder's instructions. This Note is issued in connection with the transactions described in that certain Note Purchase Agreement dated the date hereof, by and among the Company and the Purchasers described therein, as the same may be amended, modified or supplemented from time to time (the "Note Purchase Agreement"). The Holder is subject to certain restrictions, and is entitled to certain rights and privileges, set forth in the Note Purchase Agreement. This
Note is one of the Notes referred to as the "Notes" in the Note Purchase Agreement.

                                                                          No. 42



THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS COVERING SUCH SECURITIES OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS.

                                G. I. JOE'S, INC.

                          9% SUBORDINATED NOTE DUE 2008

$50,000                                                         Portland, Oregon
                                                                     May 4, 1998

     G. I. JOE'S, INC., an Oregon corporation (the "Company"), for value received hereby promises to pay-to STEVE TUBBS or its registered assigns (the "Holder"), the sum of FIFTY THOUSAND DOLLARS ($50,000), or such lesser amount as shall then equal the outstanding principal amount hereof and any unpaid accrued interest hereon, as set forth below, on May 1, 2008 ("Maturity Date"). Payment for all amounts due hereunder shall be made by mail to the registered address of the Holder, or, if requested in writing by the Holder, by wire transfer in accordance with the Holder's instructions. This Note is issued in connection with the transactions described in that certain Note Purchase Agreement dated the date hereof, by and among the Company and the Purchasers described therein, as the same may be amended, modified or supplemented from time to time (the "Note Purchase Agreement"). The Holder is subject to certain restrictions, and is entitled to certain rights and privileges, set forth in the Note Purchase Agreement. This Note is one of the Notes referred to as the "Notes" in the Note Purchase Agreement.

                                                                          No. 43



THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS COVERING SUCH SECURITIES OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS.

                                G. I. JOE'S, INC.

                          9% SUBORDINATED NOTE DUE 2008

$50,000                                                         Portland, Oregon
                                                                     May 4, 1998


     G. I. JOE'S, INC., an Oregon corporation (the "Company"), for value received hereby promises to pay-to CAP HEDGES & ASSOCIATES, INC. PENSION & PROFIT SHARING PLAN & TRUST U/A DTD 1/1/76 or its registered assigns (the "Holder"), the sum of FIFTY THOUSAND DOLLARS ($50,000), or such lesser amount as shall then equal the outstanding principal amount hereof and any unpaid accrued interest hereon, as set forth below, on May 1, 2008 ("Maturity Date"). Payment for all amounts due hereunder shall be made by mail to the registered address of the Holder, or, if requested in writing by the Holder, by wire transfer in accordance with the Holder's instructions. This Note is issued in connection with the transactions described in that certain Note Purchase Agreement dated the date hereof, by and among the Company and the Purchasers described therein, as the same may be amended, modified or supplemented from time to time (the "Note Purchase Agreement"). The Holder is subject to certain restrictions, and is entitled to certain rights and privileges, set forth in the Note Purchase Agreement. This Note is one of the Notes referred to as the "Notes" in the Note Purchase Agreement.

                                                                          No. 44



THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS COVERING SUCH SECURITIES OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS.

                                G. I. JOE'S, INC.

                          9% SUBORDINATED NOTE DUE 2008

$25,000                                                         Portland, Oregon
                                                                     May 4, 1998


     G. I. JOE'S, INC., an Oregon corporation (the "Company"), for value received hereby promises to pay-to SCOTT WEBER or its registered assigns (the "Holder"), the sum of TWENTY FIVE THOUSAND DOLLARS ($25,000), or such lesser amount as shall then equal the outstanding principal amount hereof and any unpaid accrued interest hereon, as set forth below, on May 1, 2008 ("Maturity Date"). Payment for all amounts due hereunder shall be made by mail to the registered address of the Holder, or, if requested in writing by the Holder, by wire transfer in accordance with the Holder's instructions. This Note is issued in connection with the transactions described in that certain Note Purchase Agreement dated the date hereof, by and among the Company and the Purchasers described therein, as the same may be amended, modified or supplemented from time to time (the "Note Purchase Agreement"). The Holder is subject to certain restrictions, and is entitled to certain rights and privileges, set forth in the Note Purchase Agreement. This Note is one of the Notes referred to as the "Notes" in the Note Purchase Agreement.

                                                                          No. 45



THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS COVERING SUCH SECURITIES OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS.

                                G. I. JOE'S, INC.

                          9% SUBORDINATED NOTE DUE 2008

$100,000                                                        Portland, Oregon
                                                                     May 4, 1998


     G. I. JOE'S, INC., an Oregon corporation (the "Company"), for value received hereby promises to pay-to BARCLAY M. ARMITAGE or its registered assigns (the "Holder"), the sum of ONE HUNDRED THOUSAND DOLLARS ($100,000), or such lesser amount as shall then equal the outstanding principal amount hereof and any unpaid accrued interest hereon, as set forth below, on May 1, 2008 ("Maturity Date"). Payment for all amounts due hereunder shall be made by mail to the registered address of the Holder, or, if requested in writing by the Holder, by wire transfer in accordance with the Holder's instructions. This Note is issued in connection with the transactions described in that certain Note Purchase Agreement dated the date hereof, by and among the Company and the Purchasers described therein, as the same may be amended, modified or supplemented from time to time (the "Note Purchase Agreement"). The Holder is subject to certain restrictions, and is entitled to certain rights and privileges, set forth in the Note Purchase Agreement. This Note is one of the Notes referred to as the "Notes" in the Note Purchase Agreement.

                                                                          No. 46



THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS COVERING SUCH SECURITIES OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS.

                                G. I. JOE'S, INC.

                          9% SUBORDINATED NOTE DUE 2008

$100,000                                                        Portland, Oregon
                                                                     May 4, 1998


     G. I. JOE'S, INC., an Oregon corporation (the "Company"), for value received hereby promises to pay-to WILLIAM TODD ARMITAGE or its registered assigns (the "Holder"), the sum of ONE HUNDRED THOUSAND DOLLARS ($100,000), or such lesser amount as shall then equal the outstanding principal amount hereof and any unpaid accrued interest hereon, as set forth below, on May 1, 2008 ("Maturity Date"). Payment for all amounts due hereunder shall be made by mail to the registered address of the Holder, or, if requested in writing by the Holder, by wire transfer in accordance with the Holder's instructions. This Note is issued in connection with the transactions described in that certain Note Purchase Agreement dated the date hereof, by and among the Company and the Purchasers described therein, as the same may be amended, modified or supplemented from time to time (the "Note Purchase Agreement"). The Holder is subject to certain restrictions, and is entitled to certain rights and privileges, set forth in the Note Purchase Agreement. This Note is one of the Notes referred to as the "Notes" in the Note Purchase Agreement.

                                                                          No. 47



THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS COVERING SUCH SECURITIES OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS.

                                G. I. JOE'S, INC.

                          9% SUBORDINATED NOTE DUE 2008

$100,000                                                        Portland, Oregon
                                                                     May 4, 1998


     G. I. JOE'S, INC., an Oregon corporation (the "Company"), for value received hereby promises to pay-to GEORGE L. JOHNSON or its registered assigns (the "Holder"), the sum of ONE HUNDRED THOUSAND DOLLARS ($100,000), or such lesser amount as shall then equal the outstanding principal amount hereof and any unpaid accrued interest hereon, as set forth below, on May 1, 2008 ("Maturity Date"). Payment for all amounts due hereunder shall be made by mail to the registered address of the Holder, or, if requested in writing by the Holder, by wire transfer in accordance with the Holder's instructions. This Note is issued in connection with the transactions described in that certain Note Purchase Agreement dated the date hereof, by and among the Company and the Purchasers described therein, as the same may be amended, modified or supplemented from time to time (the "Note Purchase Agreement"). The Holder is subject to certain restrictions, and is entitled to certain rights and privileges, set forth in the Note Purchase Agreement. This Note is one of the Notes referred to as the "Notes" in the Note Purchase Agreement.

                                                                          No. 48



THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS COVERING SUCH SECURITIES OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS.

                                G. I. JOE'S, INC.

                          9% SUBORDINATED NOTE DUE 2008

$100,000                                                        Portland, Oregon
                                                                     May 4, 1998


     G. I. JOE'S, INC., an Oregon corporation (the "Company"), for value received hereby promises to pay-to RON AND HEATHER KILLOUGH or its registered assigns (the "Holder"), the sum of ONE HUNDRED THOUSAND DOLLARS ($100,000), or such lesser amount as shall then equal the outstanding principal amount hereof and any unpaid accrued interest hereon, as set forth below, on May 1, 2008 ("Maturity Date"). Payment for all amounts due hereunder shall be made by mail to the registered address of the Holder, or, if requested in writing by the Holder, by wire transfer in accordance with the Holder's instructions. This Note is issued in connection with the transactions described in that certain Note Purchase Agreement dated the date hereof, by and among the Company and the Purchasers described therein, as the same may be amended, modified or supplemented from time to time (the "Note Purchase Agreement"). The Holder is subject to certain restrictions, and is entitled to certain rights and privileges, set forth in the Note Purchase Agreement. This Note is one of the Notes referred to as the "Notes" in the Note Purchase Agreement.

                                                                          No. 49



THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS COVERING SUCH SECURITIES OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS.

                                G. I. JOE'S, INC.

                          9% SUBORDINATED NOTE DUE 2008

$50,000                                                         Portland, Oregon
                                                                     May 4, 1998


     G. I. JOE'S, INC., an Oregon corporation (the "Company"), for value received hereby promises to pay-to GREG BENNETT AND DWIGHT L. CUMMINS, JOINT TENANTS IN COMMON or its registered assigns (the "Holder"), the sum of FIFTY THOUSAND DOLLARS ($50,000), or such lesser amount as shall then equal the outstanding principal amount hereof and any unpaid accrued interest hereon, as set forth below, on May 1, 2008 ("Maturity Date"). Payment for all amounts due hereunder shall be made by mail to the registered address of the Holder, or, if requested in writing by the Holder, by wire transfer in accordance with the Holder's instructions. This Note is issued in connection with the transactions described in that certain Note Purchase Agreement dated the date hereof, by and among the Company and the Purchasers described therein, as the same may be amended, modified or supplemented from time to time (the "Note Purchase Agreement"). The Holder is subject to certain restrictions, and is entitled to certain rights and privileges, set forth in the Note Purchase Agreement. This
Note is one of the Notes referred to as the "Notes" in the Note Purchase Agreement.

                                                                          No. 50



THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS COVERING SUCH SECURITIES OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS.

                                G. I. JOE'S, INC.

                          9% SUBORDINATED NOTE DUE 2008

$50,000                                                         Portland, Oregon
                                                                     May 4, 1998


     G. I. JOE'S, INC., an Oregon corporation (the "Company"), for value received hereby promises to pay-to DAVID L. DITCHEN or its registered assigns (the "Holder"), the sum of FIFTY THOUSAND DOLLARS ($50,000), or such lesser amount as shall then equal the outstanding principal amount hereof and any unpaid accrued interest hereon, as set forth below, on May 1, 2008 ("Maturity Date"). Payment for all amounts due hereunder shall be made by mail to the registered address of the Holder, or, if requested in writing by the Holder, by wire transfer in accordance with the Holder's instructions. This Note is issued in connection with the transactions described in that certain Note Purchase Agreement dated the date hereof, by and among the Company and the Purchasers described therein, as the same may be amended, modified or supplemented from time to time (the "Note Purchase Agreement"). The Holder is subject to certain restrictions, and is entitled to certain rights and privileges, set forth in the Note Purchase Agreement. This Note is one of the Notes referred to as the "Notes" in the Note Purchase Agreement.

                                                                          No. 51



THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS COVERING SUCH SECURITIES OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS.

                                G. I. JOE'S, INC.

                          9% SUBORDINATED NOTE DUE 2008

$50,000                                                         Portland, Oregon
                                                                     May 4, 1998


     G. I. JOE'S, INC., an Oregon corporation (the "Company"), for value received hereby promises to pay-to BRIAN SCOTT DITCHEN or its registered assigns (the "Holder"), the sum of FIFTY THOUSAND DOLLARS ($50,000), or such lesser amount as shall then equal the outstanding principal amount hereof and any unpaid accrued interest hereon, as set forth below, on May 1, 2008 ("Maturity Date"). Payment for all amounts due hereunder shall be made by mail to the registered address of the Holder, or, if requested in writing by the Holder, by wire transfer in accordance with the Holder's instructions. This Note is issued in connection with the transactions described in that certain Note Purchase Agreement dated the date hereof, by and among the Company and the Purchasers described therein, as the same may be amended, modified or supplemented from time to time (the "Note Purchase Agreement"). The Holder is subject to certain restrictions, and is entitled to certain rights and privileges, set forth in the Note Purchase Agreement. This Note is one of the Notes referred to as the "Notes" in the Note Purchase Agreement.

                                                                          No. 52



THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS COVERING SUCH SECURITIES OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS.

                                G. I. JOE'S, INC.

                          9% SUBORDINATED NOTE DUE 2008

$50,000                                                         Portland, Oregon
                                                                     May 4, 1998


     G. I. JOE'S, INC., an Oregon corporation (the "Company"), for value received hereby promises to pay-to LAWRENCE M. NEHER AND MARY LOU NEHER or its registered assigns (the "Holder"), the sum of FIFTY THOUSAND DOLLARS ($50,000), or such lesser amount as shall then equal the outstanding principal amount hereof and any unpaid accrued interest hereon, as set forth below, on May 1, 2008 ("Maturity Date"). Payment for all amounts due hereunder shall be made by mail to the registered address of the Holder, or, if requested in writing by the Holder, by wire transfer in accordance with the Holder's instructions. This Note is issued in connection with the transactions described in that certain Note Purchase Agreement dated the date hereof, by and among the Company and the Purchasers described therein, as the same may be amended, modified or supplemented from time to time (the "Note Purchase Agreement"). The Holder is subject to certain restrictions, and is entitled to certain rights and privileges, set forth in the Note Purchase Agreement. This Note is one of the Notes referred to as the "Notes" in the Note Purchase Agreement.

                                                                          No. 53



THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS COVERING SUCH SECURITIES OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS.

                                G. I. JOE'S, INC.

                          9% SUBORDINATED NOTE DUE 2008

$25,000                                                         Portland, Oregon
                                                                     May 4, 1998


     G. I. JOE'S, INC., an Oregon corporation (the "Company"), for value received hereby promises to pay-to DOLORES E. CHENOWETH or its registered assigns (the "Holder"), the sum of TWENTY-FIVE THOUSAND DOLLARS ($25,000), or such lesser amount as shall then equal the outstanding principal amount hereof and any unpaid accrued interest hereon, as set forth below, on May 1, 2008 ("Maturity Date"). Payment for all amounts due hereunder shall be made by mail to the registered address of the Holder, or, if requested in writing by the Holder, by wire transfer in accordance with the Holder's instructions. This Note is issued in connection with the transactions described in that certain Note Purchase Agreement dated the date hereof, by and among the Company and the Purchasers described therein, as the same may be amended, modified or supplemented from time to time (the "Note Purchase Agreement"). The Holder is subject to certain restrictions, and is entitled to certain rights and privileges, set forth in the Note Purchase Agreement. This Note is one of the Notes referred to as the "Notes" in the Note Purchase Agreement.

                                                                          No. 54



THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS COVERING SUCH SECURITIES OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS.

                                G. I. JOE'S, INC.

                          9% SUBORDINATED NOTE DUE 2008

$60,000                                                         Portland, Oregon
                                                                     May 4, 1998


     G. I. JOE'S, INC., an Oregon corporation (the "Company"), for value received hereby promises to pay-to ALAN A. JOCHIM or its registered assigns (the "Holder"), the sum of SIXTY THOUSAND DOLLARS ($60,000), or such lesser amount as shall then equal the outstanding principal amount hereof and any unpaid accrued interest hereon, as set forth below, on May 1, 2008 ("Maturity Date"). Payment for all amounts due hereunder shall be made by mail to the registered address of the Holder, or, if requested in writing by the Holder, by wire transfer in accordance with the Holder's instructions. This Note is issued in connection with the transactions described in that certain Note Purchase Agreement dated the date hereof, by and among the Company and the Purchasers described therein, as the same may be amended, modified or supplemented from time to time (the "Note Purchase Agreement"). The Holder is subject to certain restrictions, and is entitled to certain rights and privileges, set forth in the Note Purchase Agreement. This Note is one of the Notes referred to as the "Notes" in the Note Purchase Agreement.

                                                                          No. 55



THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS COVERING SUCH SECURITIES OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS.

                                G. I. JOE'S, INC.

                          9% SUBORDINATED NOTE DUE 2008

$50,000                                                         Portland, Oregon
                                                                     May 4, 1998


     G. I. JOE'S, INC., an Oregon corporation (the "Company"), for value received hereby promises to pay-to MARK L. HOLIFER or its registered assigns (the "Holder"), the sum of FIFTY THOUSAND DOLLARS ($50,000), or such lesser amount as shall then equal the outstanding principal amount hereof and any unpaid accrued interest hereon, as set forth below, on May 1, 2008 ("Maturity Date"). Payment for all amounts due hereunder shall be made by mail to the registered address of the Holder, or, if requested in writing by the Holder, by wire transfer in accordance with the Holder's instructions. This Note is issued in connection with the transactions described in that certain Note Purchase Agreement dated the date hereof, by and among the Company and the Purchasers described therein, as the same may be amended, modified or supplemented from time to time (the "Note Purchase Agreement"). The Holder is subject to certain restrictions, and is entitled to certain rights and privileges, set forth in the Note Purchase Agreement. This Note is one of the Notes referred to as the "Notes" in the Note Purchase Agreement.

                                                                          No. 56



THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS COVERING SUCH SECURITIES OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS.

                                G. I. JOE'S, INC.

                          9% SUBORDINATED NOTE DUE 2008

$50,000                                                         Portland, Oregon
                                                                     May 4, 1998


     G. I. JOE'S, INC., an Oregon corporation (the "Company"), for value received hereby promises to pay-to DEANNE WOODRING or its registered assigns (the "Holder"), the sum of FIFTY THOUSAND DOLLARS ($50,000), or such lesser amount as shall then equal the outstanding principal amount hereof and any unpaid accrued interest hereon, as set forth below, on May 1, 2008 ("Maturity Date"). Payment for all amounts due hereunder shall be made by mail to the registered address of the Holder, or, if requested in writing by the Holder, by wire transfer in accordance with the Holder's instructions. This Note is issued in connection with the transactions described in that certain Note Purchase Agreement dated the date hereof, by and among the Company and the Purchasers described therein, as the same may be amended, modified or supplemented from time to time (the "Note Purchase Agreement"). The Holder is subject to certain restrictions, and is entitled to certain rights and privileges, set forth in the Note Purchase Agreement. This Note is one of the Notes referred to as the "Notes" in the Note Purchase Agreement.

                                                                          No. 57



THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS COVERING SUCH SECURITIES OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS.

                                G. I. JOE'S, INC.

                          9% SUBORDINATED NOTE DUE 2008

$30,000                                                         Portland, Oregon
                                                                     May 4, 1998

     G. I. JOE'S, INC., an Oregon corporation (the "Company"), for value received hereby promises to pay-to CRAIG A. NICHOLS or its registered assigns (the "Holder"), the sum of THIRTY THOUSAND DOLLARS ($30,000), or such lesser amount as shall then equal the outstanding principal amount hereof and any unpaid accrued interest hereon, as set forth below, on May 1, 2008 ("Maturity Date"). Payment for all amounts due hereunder shall be made by mail to the registered address of the Holder, or, if requested in writing by the Holder, by wire transfer in accordance with the Holder's instructions. This Note is issued in connection with the transactions described in that certain Note Purchase Agreement dated the date hereof, by and among the Company and the Purchasers described therein, as the same may be amended, modified or supplemented from time to time (the "Note Purchase Agreement"). The Holder is subject to certain restrictions, and is entitled to certain rights and privileges, set forth in the Note Purchase Agreement. This Note is one of the Notes referred to as the "Notes" in the Note Purchase Agreement.

                                                                          No. 58



THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS COVERING SUCH SECURITIES OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS.

                                G. I. JOE'S, INC.

                          9% SUBORDINATED NOTE DUE 2008

$25,000                                                         Portland, Oregon
                                                                     May 4, 1998

     G. I. JOE'S, INC., an Oregon corporation (the "Company"), for value received hereby promises to pay-to DONOVAN W. BOLLIG & MARIANN E. BOLLIG REVOCABLE TRUST U/A DTD 10/31/95 or its registered assigns (the "Holder"), the sum of TWENTY-FIVE THOUSAND DOLLARS ($25,000), or such lesser amount as shall then equal the outstanding principal amount hereof and any unpaid accrued interest hereon, as set forth below, on May 1, 2008 ("Maturity Date"). Payment for all amounts due hereunder shall be made by mail to the registered address of the Holder, or, if requested in writing by the Holder, by wire transfer in accordance with the Holder's instructions. This Note is issued in connection with the transactions described in that certain Note Purchase Agreement dated the date hereof, by and among the Company and the Purchasers described therein, as the same may be amended, modified or supplemented from time to time (the "Note Purchase Agreement"). The Holder is subject to certain restrictions, and is entitled to certain rights and privileges, set forth in the Note Purchase Agreement. This Note is one of the Notes referred to as the "Notes" in the Note Purchase Agreement.

                                                                          No. 59



THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS COVERING SUCH SECURITIES OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS.

                                G. I. JOE'S, INC.

                          9% SUBORDINATED NOTE DUE 2008

$75,000                                                         Portland, Oregon
                                                                     May 4, 1998


     G. I. JOE'S, INC., an Oregon corporation (the "Company"), for value received hereby promises to pay-to EAKIN LIVING TRUST or its registered assigns (the "Holder"), the sum of SEVENTY-FIVE THOUSAND DOLLARS ($75,000), or such lesser amount as shall then equal the outstanding principal amount hereof and any unpaid accrued interest hereon, as set forth below, on May 1, 2008 ("Maturity Date"). Payment for all amounts due hereunder shall be made by mail to the registered address of the Holder, or, if requested in writing by the Holder, by wire transfer in accordance with the Holder's instructions. This Note is issued in connection with the transactions described in that certain Note Purchase Agreement dated the date hereof, by and among the Company and the Purchasers described therein, as the same may be amended, modified or supplemented from time to time (the "Note Purchase Agreement"). The Holder is subject to certain restrictions, and is entitled to certain rights and privileges, set forth in the Note Purchase Agreement. This Note is one of the Notes referred to as the "Notes" in the Note Purchase Agreement.

                                                                          No. 60



THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS COVERING SUCH SECURITIES OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS.

                                G. I. JOE'S, INC.

                          9% SUBORDINATED NOTE DUE 2008

$30,000                                                         Portland, Oregon
                                                                     May 4, 1998

     G. I. JOE'S, INC., an Oregon corporation (the "Company"), for value received hereby promises to pay-to PAMB INVESTMENTS or its registered assigns (the "Holder"), the sum of THIRTY THOUSAND DOLLARS ($30,000), or such lesser amount as shall then equal the outstanding principal amount hereof and any unpaid accrued interest hereon, as set forth below, on May 1, 2008 ("Maturity Date"). Payment for all amounts due hereunder shall be made by mail to the registered address of the Holder, or, if requested in writing by the Holder, by wire transfer in accordance with the Holder's instructions. This Note is issued in connection with the transactions described in that certain Note Purchase Agreement dated the date hereof, by and among the Company and the Purchasers described therein, as the same may be amended, modified or supplemented from time to time (the "Note Purchase Agreement"). The Holder is subject to certain restrictions, and is entitled to certain rights and privileges, set forth in the Note Purchase Agreement. This Note is one of the Notes referred to as the "Notes" in the Note Purchase Agreement.

                                                                          No. 61



THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS COVERING SUCH SECURITIES OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS.

                                G. I. JOE'S, INC.

                          9% SUBORDINATED NOTE DUE 2008

$15,000                                                         Portland, Oregon
                                                                     May 4, 1998

     G. I. JOE'S, INC., an Oregon corporation (the "Company"), for value received hereby promises to pay-to DONALD A. DOLE or its registered assigns (the "Holder"), the sum of FIFTEEN THOUSAND DOLLARS ($15,000), or such lesser amount as shall then equal the outstanding principal amount hereof and any unpaid accrued interest hereon, as set forth below, on May 1, 2008 ("Maturity Date"). Payment for all amounts due hereunder shall be made by mail to the registered address of the Holder, or, if requested in writing by the Holder, by wire transfer in accordance with the Holder's instructions. This Note is issued in connection with the transactions described in that certain Note Purchase Agreement dated the date hereof, by and among the Company and the Purchasers described therein, as the same may be amended, modified or supplemented from time to time (the "Note Purchase Agreement"). The Holder is subject to certain restrictions, and is entitled to certain rights and privileges, set forth in the Note Purchase Agreement. This Note is one of the Notes referred to as the "Notes" in the Note Purchase Agreement.

                                                                          No. 62



THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS COVERING SUCH SECURITIES OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS.

                                G. I. JOE'S, INC.

                          9% SUBORDINATED NOTE DUE 2008

$50,000                                                         Portland, Oregon
                                                                     May 4, 1998

     G. I. JOE'S, INC., an Oregon corporation (the "Company"), for value received hereby promises to pay-to THOMAS A. WIITA AND KATHRYN C. WIITA, JTWROS or its registered assigns (the "Holder"), the sum of FIFTY THOUSAND DOLLARS ($50,000), or such lesser amount as shall then equal the outstanding principal amount hereof and any unpaid accrued interest hereon, as set forth below, on May 1, 2008 ("Maturity Date"). Payment for all amounts due hereunder shall be made by mail to the registered address of the Holder, or, if requested in writing by the Holder, by wire transfer in accordance with the Holder's instructions. This
Note is issued in connection with the transactions described in that certain Note Purchase Agreement dated the date hereof, by and among the Company and the Purchasers described therein, as the same may be amended, modified or supplemented from time to time (the "Note Purchase Agreement"). The Holder is subject to certain restrictions, and is entitled to certain rights and privileges, set forth in the Note Purchase Agreement. This Note is one of the Notes referred to as the "Notes" in the Note Purchase Agreement.

                                                                          No. 63



THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS COVERING SUCH SECURITIES OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS.

                                G. I. JOE'S, INC.

                          9% SUBORDINATED NOTE DUE 2008

$100,000                                                        Portland, Oregon
                                                                     May 4, 1998


     G. I. JOE'S, INC., an Oregon corporation (the "Company"), for value received hereby promises to pay-to PATRICK TERRELL or its registered assigns (the "Holder"), the sum of ONE HUNDRED THOUSAND DOLLARS ($100,000), or such lesser amount as shall then equal the outstanding principal amount hereof and any unpaid accrued interest hereon, as set forth below, on May 1, 2008 ("Maturity Date"). Payment for all amounts due hereunder shall be made by mail to the registered address of the Holder, or, if requested in writing by the Holder, by wire transfer in accordance with the Holder's instructions. This Note is issued in connection with the transactions described in that certain Note Purchase Agreement dated the date hereof, by and among the Company and the Purchasers described therein, as the same may be amended, modified or supplemented from time to time (the "Note Purchase Agreement"). The Holder is subject to certain restrictions, and is entitled to certain rights and privileges, set forth in the Note Purchase Agreement. This Note is one of the Notes referred to as the "Notes" in the Note Purchase Agreement.

                                                                          No. 64



THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS COVERING SUCH SECURITIES OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS.

                                G. I. JOE'S, INC.

                          9% SUBORDINATED NOTE DUE 2008

$20,000                                                         Portland, Oregon
                                                                     May 4, 1998


     G. I. JOE'S, INC., an Oregon corporation (the "Company"), for value received hereby promises to pay-to ROBERT G. TURNER or its registered assigns (the "Holder"), the sum of TWENTY THOUSAND DOLLARS ($20,000), or such lesser amount as shall then equal the outstanding principal amount hereof and any unpaid accrued interest hereon, as set forth below, on May 1, 2008 ("Maturity Date"). Payment for all amounts due hereunder shall be made by mail to the registered address of the Holder, or, if requested in writing by the Holder, by wire transfer in accordance with the Holder's instructions. This Note is issued in connection with the transactions described in that certain Note Purchase Agreement dated the date hereof, by and among the Company and the Purchasers described therein, as the same may be amended, modified or supplemented from time to time (the "Note Purchase Agreement"). The Holder is subject to certain restrictions, and is entitled to certain rights and privileges, set forth in the Note Purchase Agreement. This Note is one of the Notes referred to as the "Notes" in the Note Purchase Agreement.

                                                                          No. 65



THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS COVERING SUCH SECURITIES OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS.

                                G. I. JOE'S, INC.

                          9% SUBORDINATED NOTE DUE 2008

$1,000,000                                                      Portland, Oregon
                                                                     May 4, 1998


     G. I. JOE'S, INC., an Oregon corporation (the "Company"), for value received hereby promises to pay-to PEREGRINE CAPITAL, INC. or its registered assigns (the "Holder"), the sum of ONE MILLION DOLLARS ($1,000,000), or such lesser amount as shall then equal the outstanding principal amount hereof and any unpaid accrued interest hereon, as set forth below, on May 1, 2008 ("Maturity Date"). Payment for all amounts due hereunder shall be made by mail to the registered address of the Holder, or, if requested in writing by the Holder, by wire transfer in accordance with the Holder's instructions. This Note is issued in connection with the transactions described in that certain Note Purchase Agreement dated the date hereof, by and among the Company and the Purchasers described therein, as the same may be amended, modified or supplemented from time to time (the "Note Purchase Agreement"). The Holder is subject to certain restrictions, and is entitled to certain rights and privileges, set forth in the Note Purchase Agreement. This Note is one of the Notes referred to as the "Notes" in the Note Purchase Agreement.

     The following is a statement of the rights of the Holder and the conditions to which this Note is subject, and to which the Holder, by the acceptance of this Note, agrees:

     1. Principal and Interest. Unless this Note is sooner prepaid, the principal of (and premium, if any) and interest on this Note shall be paid in full on the Maturity Date. This Note may be prepaid at any time, without premium or penalty, upon thirty (30) days' prior written notice.

     Commencing on June 30, 1998, and on the last day of each calendar quarter thereafter, until the payment in full of all outstanding principal of (and premium, if any) and interest on this Note, the Company shall accrue and defer interest on this Note, computed on the basis of a 365-day year, from the date of this Note, on the unpaid balance-of the outstanding principal amount of this Note, at nine percent (9%) simple interest per annum (the "Coupon Rate"), and such interest shall be payable upon payments of principal on this Note.

     2. Events of Default. An Event of Default with, respect: to this Note shall mean the following:

     (i) default for three (3) business days in payment of principal or premium, if any, and interest when due;

     (ii) default in the performance or breach of any covenant or warranty of the Company in respect to this Note that is not remedied, waived or cured for a period of ten (10) days following knowledge by the Company of such default;

     (iii) other than on terms approved beforehand by holders of at least a majority in principal amount of all then outstanding Notes (exclusive of Notes held by the Company or its subsidiaries or affiliates) issued pursuant to the Note Purchase Agreement, the institution by the Company of proceedings to be adjudicated as bankrupt or insolvent, or the consent by it to institution of bankruptcy or insolvency proceedings against it or the filing by it of a petition or answer or consent seeking reorganization or release under the federal Bankruptcy Act, or any other applicable federal or state law, or the consent by it to the filing of any such petition or the appointment of a receiver, liquidator, assignee, trustee or other similar official of the Company, or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the taking of corporate action by the Company in furtherance of any such action;

     (iv) if, within sixty (60) days after the commencement of an action against the Company (and service of process in connection therewith on the Company) seeking any bankruptcy, insolvency, reorganization, liquidation, dissolution, or similar relief under any present or future statute, law or regulation, such action shall not have been resolved in favor of the Company or all orders or proceedings thereunder affecting the operations or the business of the Company stayed, or if the stay of any such order or proceeding shall thereafter be set aside, or if, within sixty (60) days after the appointment without the consent or acquiescence of the Company of any trustee, receiver or liquidator of the Company, such appointment shall not have been vacated; and

     (v) entry of a final judgment in excess of $250,000 (excluding insured portions) against the Company that is not stayed, bonded or discharged within sixty (60) days.

     If an Event of Default shall occur and be continuing pursuant to item (i) above, then the Holder, acting alone, may accelerate payment of this Note. If an Event of Default shall occur and be continuing for any reason other than pursuant to items (i) or (ii), then the holders of not less than sixty-six and two-thirds percent (66-2/3%) in principal amount of all then outstanding Notes (exclusive of Notes held by the Company or its subsidiaries or affiliates) issued pursuant to the Note Purchase Agreement may elect to accelerate payment of the Notes. If any payment due hereunder, including those due upon acceleration, is not paid within ten (10) days after its due date, the entire balance of this Note shall bear interest from the date of default until such payment (including all accrued interest through the date of payment),is paid, at the per annum rate of interest equal to the Coupon Rate plus 2%; provided, however, that in no event shall such interest rate exceed the maximum rate permitted by law.

     3. Prepayment. With the proceeds of an Initial Public Offering (as defined below), the Company shall be required to prepay, and the holder of this Note shall be required to surrender to the Company, this Note at a price equal to the Principal Amount plus all accrued and unpaid interest (the "Prepayment Price"). The Prepayment Price shall be paid in cash within 5 days following the closing of an Initial Public Offering. An "Initial Public Offering" shall mean a public offering of the Company's Common Stock or the Common Stock of any parent corporation through underwriters upon effectiveness of a registration statement filed with the Securities Exchange Commission in which the aggregate offering proceeds (after deduction of underwriter's commissions and expenses) are not less than $12,000,000.

     4. Subordination. The payment of principal of (or premium, if any) and interest on this Note expressly is subordinated to all existing and future indebtedness and liabilities of the Company other than other subordinated notes, and is a general, unsecured obligation of the Company.

          (a) Default. If there should occur any receivership, insolvency, assignment for the benefit of creditors, bankruptcy, reorganization or arrangement with creditors (whether or not pursuant to bankruptcy or other insolvency laws), sale of all or substantially all of the assets, dissolution, liquidation or any other marshaling of the assets and liabilities of the Company, or if this Note shall be declared due and payable upon the occurrence of an Event of Default with respect to any indebtedness senior to this Note ("Senior Indebtedness"), then (i) no amount shall be paid by the Company in respect of the principal of (or premium, if any) or interest on this Note at the time outstanding, unless and until the principal of (or premium, if any) and interest on the Senior Indebtedness then outstanding shall be paid in full, and
(ii) no claim or proof of claim shall be filed with the Company by or on behalf of the Holder that shall assert any right to receive any payments in respect of the principal of (and premium, if any) and the interest on this Note, except subject to the payment in full of the principal of and interest on all of the Senior Indebtedness then outstanding. The Company shall not make any payment upon or in respect of this Note if there occurs an event of default that continues beyond the applicable grace period with respect to nonpayment of any principal of (or premium, if any) or interest on any Senior Indebtedness, or the instrument under which any Senior Indebtedness is outstanding.

          (b) Effect of Subordination. Subject to the rights, if any, of the holders of Senior Indebtedness under this Section 4 to receive cash, securities or other properties otherwise payable or deliverable to the Holder, nothing contained in this Section 4 shall impair, as between the Company and the Holder, the obligation of the Company, subject to the terms and conditions of this
Section 4, to pay to the Holder the principal hereof and interest hereon as and when the same become due and payable, or shall prevent the Holder, upon default hereunder, from exercising all rights, powers and remedies otherwise provided herein or by applicable law.

          (c) Subrogation. Subject to payment in full of all Senior Indebtedness and until this Note shall be paid in full, the Holder shall be subrogated to the rights of the holders of Senior Indebtedness (to the extent of payments or distributions previously made to such holders of Senior Indebtedness pursuant to the provisions of Section 4(b) above) to receive payments or distributions of assets of the Company applicable to the Senior Indebtedness. No such payments or distributions applicable to the Senior Indebtedness, as between the Company and its creditors, other than the holders of Senior Indebtedness and the Holder, shall be deemed to be a payment by the Company to or on account of this Note; and for the purposes of such subrogation, no payments or distributions to the holders of Senior Indebtedness to which the Holder would be entitled except for the provisions of this Section 4, as between the Company and its creditors, other than the holders of Senior Indebtedness and the Holder, shall be deemed to be a payment by the Company to or on account of the Senior Indebtedness.

          (d) Undertaking. By its acceptance of this Note, the Holder agrees to execute and deliver such documents as may be reasonably requested from time to time by the Company or the lender of any Senior Indebtedness in order to implement the foregoing provisions of this Section 4.

     5. Assignment. Subject to the restrictions on transfer described in Section 7 below, the rights and obligations of the Company and the Holder shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

     6. Waiver and Amendment. Any provision of this Note may be amended, waived or modified upon the written consent of the Company and holders of at least sixty-six and two-thirds percent (66-2/3%) in principal amount of all then outstanding Notes (exclusive of Notes held by the Company or its subsidiaries or affiliates) issued pursuant to the Note Purchase Agreement. Notwithstanding the foregoing, without the consent of the Holder, an amendment or waiver may not:

          (a) reduce the principal amount of this Note;

          (b) reduce the rate of or extend the time for payment of interest, including defaulted interest, on this Note;

          (c) reduce the principal of or extend the Maturity Date of this Note;

          (d) waive a default in the payment of the principal of or the interest on, or principal or other payment with respect to, this Note;

          (e) make this Note payable in money or other than that stated in this Note; or

          (f) alter the provisions of the Note Purchase Agreement so as to increase or decrease the percentage of holders of Notes required to consent to any amendment thereof or of the Notes or to waive compliance with any term thereof or of the Notes.

     7. Transfer of this Note. The Holder understands that the Company will instruct any transfer agent not to register the transfer of this Note unless the conditions specified in the legend above are satisfied.

     8. Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given upon personal delivery; upon confirmed transmission by telecopy or telex; or upon deposit with the United States Post Office, by first-class mail, postage prepaid, or otherwise delivered by hand or by messenger, addressed (a) if to the Holder, at the Holder's address as set forth on the signature page hereto or at such other address as the Holder shall have furnished to the Company in writing, or (b) if to the Company, one copy shall be sent to the attention of the President, or at such other addresses as the Company shall have furnished to the Holder in writing.

     9. Governing Law; Venue. This Note shall be governed by and construed in accordance with the laws of the State of Oregon, and venue for any action taken in connection herewith or related hereto shall exclusively reside in Multnomah County, Oregon.

                                SUBORDINATED NOTE

                                 SIGNATURE PAGE

     This Note has been executed and delivered as of the date first above written.

                                       G. I. JOE'S, INC.



                                       By_______________________________________
                                       Its______________________________________

                          9% SUBORDINATED NOTE DUE 2008

 9% Subordinated Note
          Due                                                                       Note Purchase
       2008 No.                              Investor Name                             Agreement
-----------------------  -------------------------------------------------------  ----------------
          1              James Q. and Marion M. Johnson                              $  100,000
          2              Gary J. and Christine C. Rood                               $  100,000
          3              Clifford V. Aaron                                           $1,000,000
          4              Double Ten Enterprises Limited Partnership                  $  100,000
          5              Gloria D. Settlemier                                        $   25,000
          7              Thomas M. Van Domelen                                       $   50,000
          8              Alan A. Jochim                                              $   50,000
          9              Douglas R. McEnry                                           $  150,000
         10              Daniel & Debra McEnry                                       $  150,000
         11              Rudy and Patti Fascell                                      $   50,000
         12              Gordon Harris                                               $   50,000
         13              Wayne M. Hamersly                                           $1,250,000
         14              Peregrine Capital, Inc.                                     $  450,000
         15              Jacob Kryszek                                               $  100,000
         16              William Greeley                                             $   75,000
         18              Ron Wysaske                                                 $  100,000
         19              Pat Sheaffer                                                $   50,000
         20              TT&L Sheet Metal, Inc. Profit Sharing Plan                  $   50,000
         21              David Westcott                                              $  110,000
         22              Wendell Manning                                             $   50,000
         23              John Savelkoul                                              $   25,000
         24              FISERV as Custodian for the Richard Huebner IRA             $   50,000
         25              William Lockwood                                            $   25,000
         26              Art Johnstone and Terri Johnstone Living Trust              $   80,000
         27              Thomas McChesney                                            $  250,000
         28              Summit Capital LLC                                          $  100,000
         29              Tiburon Fund LP                                             $  750,000
         30              Summit Fund LP                                              $  750,000
         31              Stephen A. Smith                                            $   25,000
         32              Vista Capital LLC                                           $  150,000
         33              Washington Pacific Inc. Retirement Account                  $  100,000
         34              Lexington Financial LLC                                     $  100,000
         35              Bison Investors Trust                                       $  200,000
         36              Deanne Eakin                                                $   50,000
         37              Dave Nelson and Associates                                  $  200,000
         38              Mildred M. Pratt                                            $  100,000

 9% Subordinated Note
          Due                                                                       Note Purchase
       2008 No.                              Investor Name                             Agreement
-----------------------  -------------------------------------------------------  ----------------
         39              Herbert L. Newmark                                          $  100,000
         40              Merle Manning                                               $   80,000
         41              Richard Schwartz and Marcy S                                $   50,000
                         Schwartz as Tenants in Common
         42              Steve Tubbs                                                 $   50,000
         43              Cap Hedges & Associates, Inc. Pension & Profit
                         Sharing Plan & Trust U/A DTD 1/1/76                         $   50,000
         44              Scott Weber                                                 $   25,000
         45              Barclay M. Armitage                                         $  100,000
         46              William Todd Armitage                                       $  100,000
         47              George L. Johnson                                           $  100,000
         48              Ron and Heather Killough                                    $  100,000
         49              Greg Bennett and Dwight L. Cummins,                         $   50,000
                         Joint Tenants in Common
         50              David L. Ditchen                                            $   50,000
         51              Brian Scott Ditchen                                         $   50,000
         52              Lawrence M. Neher and Mary Lou Neher                        $   50,000
         53              Dolores E. Chenoweth                                        $   25,000
         54              Alan A. Jochim                                              $   60,000
         55              Mark L. Holifer                                             $   50,000
         56              Deanne Woodring                                             $   50,000
         57              Craig A. Nichols                                            $   30,000
         58              Donovan W. Bollig & Mariann E. Bollig                       $   25,000
                         Revocable Trust U/A DTD 10/31/95
         59              Eakin Living Trust                                          $   75,000
         60              PAMB INVESTMENTS                                            $   30,000
         61              Donald A. Dole                                              $   15,000
         62              Thomas A. Wiita and Kathryn C. Wiita, JTWROS                $   50,000
         63              Patrick Terrell                                             $  100,000
         64              Robert G. Turner                                            $   20,000
         65              Peregrine Capital, Inc.                                     $1,000,000



                                   -2-